Exhibit 99.1

PRESS RELEASE

Impact to ON Semiconductor from Thailand Flood

PHOENIX, Ariz. – Oct. 11, 2011 – ON Semiconductor Corporation (Nasdaq: ONNN) today announced that its SANYO Semiconductor division’s operations located in the Rojana Industrial Park in Ayutthaya, Thailand, have been suspended as a result of recent flooding in the region. The company has confirmed that there have been no on-site injuries to ON Semiconductor employees in Thailand as a result of the flood.

“Our sympathy goes out to our employees and the people of Thailand who have been impacted from the recent flooding,” said Keith Jackson, ON Semiconductor president and CEO. “Our first priority is, as always, the personal safety and well being of those impacted by the flood. We continue to assess the impact to our operations in the Rojana Industrial Park and are working to identify options for shifting the production to other facilities. As the company deems appropriate, it will post updates on our website at www.onsemi.com/news and communicate with our various stakeholders as new information becomes available.”

ON Semiconductor’s SANYO Semiconductor division currently operates wafer probe and assembly and test operations in the Rojana Industrial Park which is located approximately 70 kilometers north of Bangkok. Initial reports indicate these facilities have sustained damage as a result of the flooding. ON Semiconductor also has operations located in Bang Pa In, Thailand, which have not been impacted by the flooding to date.

Based on currently available information, the operations located in the Rojana Industrial Park are estimated to have produced approximately 5 to 10 percent of ON Semiconductor’s total worldwide output as measured by revenues of $905.8 million for the second quarter of 2011. There was no impact to third quarter 2011 results from the flooding. The company expects, however, due to the flood and related damage of operations in the Rojana Industrial Park, some loss of revenue in the fourth quarter of 2011 and into 2012. Multiple factors could affect revenue loss including the amount of finished goods inventory available, extent of the damage to the building and the equipment, the length of time for operations to resume back to full production levels, the ability to shift production to other locations and the level of demand from customers taking product from this location. The company is actively working to shift production located in the Rojana Industrial Park to other locations worldwide.

ON Semiconductor expects to describe the financial impact of the flood in further detail during its third quarter 2011 earnings call in the first week of November.

Impact to ON Semiconductor from Thailand Flood

About ON Semiconductor

ON Semiconductor (Nasdaq: ONNN) is a premier supplier of high performance, silicon solutions for energy efficient electronics. The company’s broad portfolio of power and signal management, logic, discrete and custom devices helps customers effectively solve their design challenges in automotive, communications, computing, consumer, industrial, LED lighting, medical, military/aerospace and power applications. ON Semiconductor operates a world-class, value-added supply chain and a network of manufacturing facilities, sales offices and design centers in key markets throughout North America, Europe, and the Asia Pacific regions. For more information, visit http://www.onsemi.com.

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ON Semiconductor and the ON Semiconductor logo are registered trademarks of Semiconductor Components Industries, LLC. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders. Although the company references its website in this news release, information on the website is not to be incorporated herein.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included or incorporated in this document could be deemed forward-looking statements, particularly statements about the future financial performance of ON Semiconductor Corporation and its consolidated subsidiaries (e.g., possible revenue loss associated with the recent flooding in Thailand). These forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this document are made based on information available to us as of the date of this release, our current expectations, forecasts and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Among these factors are the uncertainty surrounding the ongoing impact of the flood in Thailand, including supply chain uncertainty, availability of raw materials, electricity, gas and water, availability of finished goods inventory, the level of damage to the building and equipment, the length of down-time for operations and our ability to effectively shift production to other facilities in order to maintain supply continuity for our customers; our revenues and operating performance; poor economic conditions and markets (including current credit and financial conditions); effects of exchange rate fluctuations; the cyclical nature of the semiconductor industry; changes in demand for our products; changes in inventories at our customers and distributors; technological and product development risks; enforcement and protection of our intellectual property rights and related risks; outside of Thailand, the availability of raw materials, electricity, gas, water and other supply chain uncertainties and our ability to effectively shift production to other facilities in order to maintain supply continuity for our customers; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; competitors’ actions including the adverse impact of competitive product announcements; pricing and gross profit pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings from restructurings and synergies; significant litigation; risks associated with decisions to expend cash reserves for various uses such as debt prepayment or acquisitions rather than to retain such cash for future needs; risks associated with acquisitions and dispositions (including from integrating and consolidating, and timely filing financial information with the Securities and Exchange Commission—for, recently acquired businesses, such as SANYO Semiconductor, and difficulties encountered in accurately predicting the future financial performance of recently acquired businesses, such as SANYO Semiconductor); risks associated with our substantial leverage and restrictive covenants in our debt agreements from time to time; risks associated with our worldwide operations including foreign employment and labor matters associated with unions and collective bargaining arrangements as well as man-made and/or natural disasters such as the flooding in Thailand or the Japan earthquake and tsunami affecting our operations and finances/financials; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); or risks related to new legal requirements and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON Semiconductor’s Annual Report on Form 10-K for the period ended December 31, 2010, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of our filings with the Securities and Exchange Commission. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results could be materially adversely affected, the trading prices of our

Impact to ON Semiconductor from Thailand Flood

securities could decline, and investors could lose all or part of their investment. Readers are cautioned not to place undue reliance on forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any subsequent date and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

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Contacts

Anne Spitza	Ken Rizvi
Corporate Communications	Treasurer / Vice President
ON Semiconductor	ON Semiconductor
(602) 244-6398	(602) 244-3437
anne.spitza@onsemi.com	ken.rizvi@onsemi.com